UNITED STATES
                       SECURITIES AND EXCAHNGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant toss.240.14a-12

                                 FIND/SVP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        ---------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
         5) Total fee paid:

         -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:

         -----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         -----------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
         3) Filing Party:

         -----------------------------------------------------------------------
         4) Date Filed:

         -----------------------------------------------------------------------

                                 FIND/SVP, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 2004


To Our Shareholders:

         You are cordially invited to attend the Annual Meeting of the Shareholders, and any adjournments or postponements thereof (the "Meeting"), of FIND/SVP, Inc. (the "Company"), which will be held on June 18, 2004 at 9:15 A.M., local time, at 625 Avenue of the Americas, New York, NY 10011, for the following purposes:

   1. To elect six (6) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

   2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal
         2); and

   3. To transact such other business as may properly be brought before the Meeting.

         Shareholders of record at the close of business on May 14, 2004 shall be entitled to notice of and to vote at the Meeting. A copy of the Annual Report of the Company for the year ended December 31, 2003 is being mailed to Shareholders along with the attached Proxy Statement.

         YOUR VOTE IS IMPORTANT. PLEASE SUBMIT A PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE MEETING. SUBMITTING THE ENCLOSED FORM OF PROXY WILL APPOINT DAVID WALKE AND PETER STONE AS YOUR PROXIES. YOU MAY SUBMIT YOUR PROXY BY MAIL. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE MEETING. FOR INSTRUCTIONS, PLEASE REFER TO PAGE 2 OF THE PROXY STATEMENT OR THE PROXY CARD.

                          By order of the Board of Directors

                          /s/ David Walke
                          --------------------------------------------------
                          David Walke, Chief Executive Officer

                          /s/ Peter Stone
                          --------------------------------------------------
                          Peter Stone, Chief Financial Officer and Secretary

May 17, 2004

                                 FIND/SVP, INC.
                           625 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10011


                              --------------------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                  JUNE 18, 2004

                                  INTRODUCTION

                   PROXY SOLICITATION AND GENERAL INFORMATION

         This Proxy Statement and the enclosed form of proxy (the "Proxy Card") are being furnished to the holders of capital stock (the "Shareholders"), of FIND/SVP, Inc., a New York corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board" or "Board of Directors") of the Company for use at the Annual Meeting of Shareholders to be held on Friday, June 18, 2004 at 625 Avenue of the Americas, New York, NY 10011 at 9:15 A.M., local time, and at any adjournment or postponement thereof (the "Meeting"). This Proxy Statement and the Proxy Card are first being sent to our Shareholders on or about May 17, 2004. Although the Annual Report and Proxy Statement are being mailed together, the Annual Report shall not be deemed to be part of this Proxy Statement.

         At the Meeting, our Shareholders will be asked:

   1. To elect six (6) directors to serve on the Board of Directors until the next annual meeting of Shareholders or until their successors are duly elected and qualified (Proposal 1);

   2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal
         2); and

   3. To transact such other business as may properly be brought before the Meeting.

         The Board of Directors has fixed the close of business on May 14, 2004 (the "Record Date") as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting. Each holder of common stock of the Company (the "Common Stock") as of the Record Date shall be entitled to one vote for each share of Common Stock held on all matters to come before the Meeting and may vote in person or by proxy authorized in writing. Each holder of the Series A Preferred Stock of the Company (the "Series A Preferred Stock") shall be entitled to one vote for each share of Common Stock into which such holder's shares of Series A Preferred Stock are convertible.

PROXIES AND VOTING

         Common Stock and Series A Preferred Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Meeting in accordance with instructions contained therein. If the Proxy Card is signed and returned without instructions, the shares will be voted FOR the election of each nominee for director named herein (Proposal 1), and FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal 2).

VOTING

         Our Shareholders are requested to complete, sign, date and promptly return the Proxy Card in the enclosed envelope.

         Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms from their bank, broker or other agent. Beneficial owners may also be able to vote by telephone or the Internet. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.

         The method of voting used will not limit a Shareholder's right to attend the Meeting.

REVOCATION OF PROXY

         A Shareholder who so desires may revoke his proxy at any time before it is voted at the Meeting by: (i) delivering written notice to the Company (attention: Secretary); (ii) delivering a proxy that is dated later; or (iii) casting a ballot at the Meeting. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy. Beneficial owners who hold their stock in street name cannot revoke their proxies in person at the Meeting because the Shareholders of record who have the right to cast the votes will not be present. If they wish to change their votes after returning voting instructions, beneficial owners should contact their bank, broker or other agent before the Meeting to determine whether they can do so.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Only Shareholders as of the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting. As of April 20, 2004, there were 13,318,399 shares of Common Stock outstanding and entitled to vote, with each share entitled to one vote, and 333,333 shares of common stock issuable upon conversion of the 333,333 outstanding shares of Series A Preferred Stock. Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible. Accordingly, as of April 20, 2004, the total number of votes which may be cast at the meeting is 13,651,732. This number of votes may change on the Record Date as a result of any change in the amount of Common Stock outstanding as of the Record Date and the number of shares of common stock into which the Series A Preferred Stock is convertible.

QUORUM; REQUIRED VOTES

         The presence at the Meeting, in person or by duly authorized proxy, of the holders of a majority of the shares of stock entitled to vote constitutes a quorum for this Meeting.

         The affirmative vote of a plurality of the votes cast in person or represented by proxy and entitled to vote is necessary for the election of directors (Proposal 1). The affirmative vote of a majority of the votes cast in person or represented by proxy and entitled to vote is necessary for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for the year ending December 31, 2004 (Proposal 2). Under the law of New York, the Company's state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions, broker non-votes and withheld votes will not be considered "votes cast" based on current state law requirements and the Company's Certificate of Incorporation and Bylaws.

         Votes at the Meeting will be tabulated by an inspector of elections appointed by the Company or the Company's transfer agent. Brokers holding shares for beneficial owners must vote those shares according to the specific instructions they receive from beneficial owners. If specific instructions are not received, brokers may be precluded from exercising their discretion, depending on the type of proposal involved. Shares as to which brokers have not exercised discretionary authority or received instructions from beneficial owners are considered "broker non-votes," and will be counted for purposes of determining whether there is a quorum.

PROXY SOLICITATION

         The Company will bear the costs of the solicitation of proxies for the Meeting. Directors, officers and employees of the Company may solicit proxies from Shareholders by mail, telephone, telegram, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of Common Stock held of record by them and such custodians will be reimbursed for their reasonable expenses.

LIST OF SHAREHOLDERS

         In accordance with New York law, a list of Shareholders as of the record date, certified by a responsible corporate officer or our transfer agent, will be available at the Meeting.

         IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE SHAREHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO DELIVER A PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. IF YOU ARE PRESENT AT THE MEETING AND DESIRE TO DO SO, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY. PLEASE DELIVER YOUR PROXY PROMPTLY.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 20, 2004, certain information regarding the beneficial ownership of the outstanding Common Stock and Series A Preferred Stock by: (i) each person who is known to us to own 5% or more of the Company's Common Stock and Series A Preferred Stock (the holdings of certain unrelated entities listed below are generally based on shareholdings disclosed in their public filings), (ii) each of our current directors and nominees for the Board of Directors, (iii) each Named Executive Officer set forth in the Summary Compensation Table below and (iv) all of our current executive officers and directors as a group. Unless otherwise indicated, each of the shareholders shown in the table below is known to us to have sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o FIND/SVP 625 Avenue of the Americas, New York, NY 10011.


                                                           COMMON                     SERIES A PREFERRED
                                                           STOCK                             STOCK

Name and Address                                        Shares (1)     Percent        Shares (1)(2)  Percent
----------------                                        ------         -------        ------         -------
Petra Mezzanine Fund, L.P. (3)                           745,000          5.3%           333,333      100.0%
172 Second Ave. North, Suite 112
Nashville, TN 37201

Wynnefield Partners  (4)                               1,130,102          8.4%
c/o Small Cap Value LP
450 Seventh Avenue, Suite 509
New York, NY  10123

Performance Capital (5)                                1,432,810         10.4%
767 Third Avenue
New York, NY  10017

David Walke (6)                                        2,041,960         14.9%

Martin E. Franklin (7)                                 1,975,292         14.5%
555 Theodore Fremd Avenue
Suite B-302
Rye, NY 10580

Andrew P. Garvin                                         767,099          5.8%

Marc L. Reisch  (8)                                      372,500          2.8%
21 Trails End
Chappaqua, NY 10514



                                                           COMMON                     SERIES A PREFERRED
                                                           STOCK                             STOCK

Name and Address                                        Shares (1)     Percent        Shares (1)(2)  Percent
----------------                                        ------         -------        ------         -------
Robert J. Sobel  (9)                                     485,000          3.6%
c/o Brahman Partners
350 Madison Avenue, 22nd Floor
New York, NY 10017

Warren Struhl (10)                                       372,500          2.8%
1100 Valley Brook Avenue
Lyndhurst, NJ  07071

Denise Shapiro (11)                                       30,000             *


Stephan B. Sigaud (12)                                   129,811          1.0%


Peter M. Stone (13)                                       65,000             *

Scott A. Gerard (14)                                       8,667             *

All directors, nominees for directors, and             6,267,829         43.4%
executive officers as a group (11 persons)
(15)


---------------
* Less than 1%

(1) As used in this table, a beneficial owner of a security includes any person who, directly or indirectly, through contract, arrangement, understanding, relationship or otherwise, has or shares
         (a) the power to vote, or direct the voting of, such security or (b) investment power which includes the power to dispose, or to direct the disposition of, such security. In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days.

(2) Each share of Series A Preferred Stock entitles the holder to one vote for each share of Common Stock into which it is convertible.

(3) As of April 20, 2004, Common Stock beneficially owned by Petra Mezzanine Fund, L.P. ("Petra") consists of 745,000 shares of Common Stock issuable upon exercise of warrants; and 333,333 shares of Common Stock issuable upon conversion of Series A Preferred Stock. As of April 20, 2004, Petra may cast 333,333 votes at the Meeting, which represents
         2.4 % of the Voting Stock.

(4) Includes 307,125 shares owned by Wynnefield Partners SmallCap Value, LP, 375,375 shares owned by Wynnefield Partners SmallCap Value, LP I, 362,568 shares owned by Wynnefield SmallCap Value Offshore Fund, Ltd., and 85,034 shares issuable under outstanding warrants. Based, in part, on Schedule 13D filed with the Securities and Exchange Commission on or about December 3, 2001.

(5) Includes 569,204 shares owned by Performance Capital LP and 438,436 shares owned by Performance Capital II LP. Based on Schedule 13G filed with the Securities and Exchange Commission on July 14, 2003. Performance Capital disclaims beneficial ownership of the reported securities except to the extent of each of their respective pecuniary interests therein. Includes 425,170 shares issuable under outstanding warrants.

(6)               Includes   211,111  shares  of  common  stock  issuable  under
         outstanding warrants, held in the name of Walke Associates, Inc., and 136,667 shares issuable under outstanding options.

(7) Includes 1,659,181 shares of common stock; 211,111 shares of common stock issuable under outstanding warrants, held in the name of Marlin Equities, LLC; and 105,000 shares issuable under outstanding options.

(8) Includes 60,000 shares issuable under outstanding options and 150,000 shares held by Marc Reisch as custodian for his children.

(9)               Includes 110,000 shares issuable under outstanding options.

(10)              Includes 60,000 shares issuable under outstanding options.

(11)              Represents 30,000 shares issuable under outstanding options

(12)              Includes 101,000 shares issuable under outstanding options.

(13)              Represents 65,000 shares issuable under outstanding options.

(14)              Represents 8,667 shares issuable under outstanding options.

(15) Includes 1,118,556 shares issuable under outstanding options and warrants.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Our Certificate of Incorporation and Bylaws provide that the number of directors on the Board of Directors shall be determined by the Board of Directors. Effective at the time and for the purposes of the meeting, the number of directors of the Company, as fixed by the Board of Directors, is seven. Our directors are elected annually at the annual meeting of shareholders. Their respective terms of office continue until the next annual meeting of shareholders and until their successors have been elected and qualified in accordance with our Bylaws. One of our current directors, Robert J. Sobel, has decided to retire from his Board position and therefore not stand for reelection. Accordingly, there will be a vacancy on the Board of Directors which the Board intends to fill in the upcoming year in accordance with the Certificate of Incorporation and Bylaws. There are no family relationships among any of our directors or executive officers.

         Unless otherwise specified, each proxy received will be voted for the election as directors of the six nominees named below to serve until the next annual meeting of Shareholders and until their successors shall have been duly elected and qualified. Each of the nominees has consented to be named a nominee in this proxy statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.

                  The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such persons:

      NAME                       AGE       POSITION
      ----                       ---       --------
Martin E. Franklin               39        Chairman of the Board
David Walke                      49        Chief Executive Officer and Director
Andrew P. Garvin                 58        Founder and Director
Marc L. Reisch                   48        Director
Warren Struhl                    41        Director
Denise Shapiro                   50        Director


         Mr. Franklin has been a director of the Company since December 5, 2001, and Chairman of the Board of Directors since January 1, 2002. Mr. Franklin serves as the Chairman and Chief Executive Officer of Jarden Corporation, a New York Stock Exchange Company and a leading provider of niche branded consumer products used in and around the home. Mr. Franklin was appointed to Jarden Corporation's Board of Directors on June 25, 2001 and became Chairman and Chief Executive Officer effective September 24, 2001. Since March 2004, Mr. Franklin has also served as a director of Apollo Investment Corporation, a Nasdaq company. Mr. Franklin was the Chairman of the Board of Directors of Bolle Inc. from February 1998 until February 2000. Mr. Franklin has previously held positions as Chairman and Chief Executive Officer of Lumen Technologies, Inc. from May 1996 to December 1998, and of its predecessor, Benson Eyecare Corporation, from October 1992 to May 1996.

         Mr. Walke has been Chief Executive Officer of the Company since November 21, 2001 and a director since December 5, 2001. He was the co-founder and CEO of Morgen-Walke Associates, a leading investor relations and corporate communications consultancy. Established in 1982, Morgen-Walke was acquired in 2000 and concluded that year with approximately $30 million in revenues. Mr. Walke's experience in communications consulting has been highly diverse, and he has provided counsel to over 500 public company CEO's and senior management teams in his 25 years in the industry.

         Mr. Garvin was a co-founder of the Company and served as its Chief Executive Officer from 1972 until November 21, 2001, and as its President from 1978 until December 31, 2003. Mr. Garvin has been a director of the Company since its inception. From 1979 to 1982, Mr. Garvin was a member of the Board of Directors of the Information Industry Association and served as Chairman of the 1979 National Information Conference and Exposition. Mr. Garvin is the author of THE ART OF BEING WELL INFORMED, an information resource handbook for executives. Mr. Garvin received a B.A. degree in political science from Yale University and an M.S. degree in journalism from the Columbia Graduate School of Journalism.

         Mr. Reisch has been a director of the Company since December 5, 2001. Mr. Reisch has been Senior Advisor to Kohlberg Kravis Roberts & Co., a private investment firm, since October, 2002. Mr. Reisch is also Chairman of the Board of the Yellow Pages Group Co., which markets and distributes print Yellow Pages directories and alphabetical pages, and he is a Member of the Board of Directors of Jostens, Inc., a leading company in the school affinity products and school photography markets. He was the Chairman of the Board of Directors, President and Chief Executive Officer of Quebecor World North America, which is a print media company, from 1999 until September 2002. Prior to that, Mr. Reisch held various executive positions with World Color Press, Inc., a commercial printer, since 1993 including serving as President since November 1998.

         Mr. Struhl has been a director of the Company since December 5, 2001. He has been the managing partner of TWS Partnership, LLC, an investment partnership, for the past ten years. He is currently Chairman of the Board of Directors of B2B Broad Group, LLC, Storepower.com, LLC, Candybears, LLC and Paper Partners, LLC. Mr. Struhl was the Chief Executive Officer and Chairman of the Board of Directors of Genesis Direct, Inc., a catalogue and direct marketer of consumer products.

         Ms. Shapiro has been a director of the Company since February 27, 2003. She is a Managing Director of the Entertainment & Media practice for PricewaterhouseCoopers, LLP, a large public accounting firm, since January 2002, where she is responsible for overseeing the business development and client relationship management for it's Global 300 entertainment and media companies. Ms. Shapiro was also a founder and principal for eWorks, Inc. from 1997 until December 2001, where she was primarily responsible for providing a full range of management consulting and financial advisory services to small telecommunications, media and technology companies. Previously, Ms. Shapiro held corporate development and operating positions with Hallmark Entertainment Inc., Viacom, Inc, and ITT. Ms. Shapiro has a diversified professional background and has spent her entire career leading corporate development in large entertainment and media companies and advising professional service companies.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF OUR DIRECTOR NOMINEES.

                            GOVERNANCE OF THE COMPANY

CORPORATE GOVERNANCE

         Our Board of Directors has a long-standing commitment to sound and effective corporate governance practices. Recently, the Company's management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, and to the extent necessary, the Board of Directors has adopted a Code of Ethics for Senior Executive and Financial Officers and an Audit Committee pre-approval policy.

         During 2003, the Board of Directors held six meetings. The Board of Directors had standing Audit, Compensation, and Nominating Committees. During 2003, all of the directors then in office attended at least 75% of the total number of meetings held by the Board of Directors and by the Committees of the Board of Directors on which they served during the period for which he or she has been a director. The Compensation and Nominating Committees do not meet on a regular basis, but only as circumstances require.

COMPENSATION COMMITTEE

         The purpose of the Compensation Committee is to review, structure and set the Company's Executive Compensation and to align management's interest with the success of the Company. The Compensation Committee consists of Messrs. Warren Struhl, Martin Franklin, Marc Reisch and Robert Sobel with Mr. Struhl serving as Chairman. The Compensation Committee met three times during 2003.

NOMINATING COMMITTEE

         The purpose of the Nominating Committee is to identify, evaluate and nominate qualified candidates for election to the Board of Directors. The Nominating Committee consists of Messrs. David Walke, Martin Franklin and Warren Struhl. The Nominating Committee met once during 2003. The Nominating Committee will consider nominees recommended by Shareholders. The names of such nominees should be forwarded to David Walke, FIND/SVP, Inc., 625 Avenue of the Americas, New York, New York 10011, who will submit them to the committee for its consideration. See the section titled "Requirements For Submission Of Shareholder Proposals And Other Business Of Shareholders" for more information on Shareholder nominations of candidates for election to the Board of Directors.

AUDIT COMMITTEE

         The Audit Committee consists of Messrs. Marc L. Reisch, Robert J. Sobel and Denise Shapiro with Mr. Reisch serving as Chairman. The members of the Audit Committee meet the requirements for independence as set forth in the American Stock Exchange's definition of "independent director," and meet the definition of "independent" as set forth in Rule 10A-3 of the Securities Exchange Act of 1934. The Audit Committee reviews the scope and results of the annual audit of the Company's consolidated financial statements conducted by the Company's independent auditors, the scope of other services provided by the independent auditors, and the proposed changes in the Company's policies and procedures with respect to its internal accounting, auditing and financial controls. The Audit Committee also examines and considers other matters relating to the financial affairs and accounting methods of the Company, including the selection and retention of the Company's independent auditors. The Board of Directors has determined that Mr. Reisch meets the Securities and Exchange Commission's criteria of an audit committee expert. The Audit Committee met four times during 2003. The Audit Committee is governed by a written charter approved by the Board of Directors.

CODE OF ETHICS

         The Code of Ethics for Senior Executive and Financial Officers was adopted by the Company for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by the Company, and promoting compliance with all applicable rules and regulations that apply to the Company and its officers and directors. The Code of Ethics for Senior Executive and Financial Officers may be accessed at http://www.findsvp.com, our Internet website. In addition, you may request, without charge, a copy of our Code of Ethics for Senior Executive and Financial Officers by submitting a written request for any of such materials to:
David Walke,  FIND/SVP,  Inc.,  625 Avenue of the Americas,  New York,  New York
10011.

                          REPORT OF THE AUDIT COMMITTEE

            The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended or supplemented. In addition, the Committee has received the written disclosures and the letters from the auditors required by Independence Standards Board Standards No. 1, as amended or supplemented, and discussed with the independent auditors the auditors' independence from management and the Company. The Committee has considered the compatibility of non-audit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, and the overall quality of the Company's financial reporting and internal controls.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee has also recommended the selection of the Company's independent auditors for 2004.

Respectfully submitted,

Audit Committee

Marc L. Reisch
Robert J. Sobel
Denise Shapiro

COMPENSATION OF DIRECTORS

         Since December 5, 2001, Board members have received no fixed compensation and do not receive fees in connection with their attendance at Board and committee meetings. However, Board members are reimbursed for reasonable expenses incurred in connection with their attendance at Board and committee meetings. On December 19, 2001, Messrs. Reisch, Struhl and Sobel received stock options to purchase 50,000, 50,000 and 100,000 shares of common stock, respectively, at an exercise price of $0.80 per share. Messrs. Reisch, Struhl and Sobel did not receive any additional stock options during 2002. On February 26, 2003, Messrs. Franklin, Reisch, Struhl, Sobel, and Shapiro received stock options to purchase 10,000, 10,000, 10,000, 10,000 and 30,000 shares of common stock, respectively, at an exercise price of $1.10 per share.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         Other than as noted below, no director, executive officer, or person nominated to become a director or executive officer has within the last five years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business or property of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, except as described below; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations or similar misdemeanors); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities or practice; (iv) been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange
Commission (the "Commission") or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated. Mr. Struhl was the Chief Executive Officer of Genesis Direct, Inc., a catalog and direct marketer of consumer products, which filed for Chapter 11 protection in August 1999.

         The Company is not aware of any material proceedings to which any director, executive officer or affiliate of the Company, or any security holder, including any owner of record or beneficially of more than 5% of any class of the Company's voting securities, is a party adverse to the Company or has a material interest adverse to the Company.

                        EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth the name, age and position of each of our executive officers. The executive officers of the Company are appointed by and serve at the discretion of the Board of Directors of the Company.


NAME                  AGE   POSITION                                       OFFICER SINCE
----                  ---   --------                                       -------------
David Walke            49   Chief Executive Officer and Director               2001

Peter M. Stone         34   Chief Financial Officer, Senior Vice               2002
                            President, Corporate Secretary and Treasurer

Stephan B. Sigaud      47   Executive Vice President                           1998

Richard Longenecker    40   Executive Vice President                           2003

Scott A. Gerard        36   Controller                                         2002


         See the table of nominees for election as directors for biographical data with respect to David Walke. See the narrative description of the employment agreements for David Walke, Martin Franklin, and Peter M. Stone for further terms with respect to the terms of their respective positions and employment.

         Mr. Stone has been Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer, since joining the Company in May 2002. From January 2001 to May 2002, Mr. Stone served as Senior Vice President at Seabury Technology LLC, the technology-focused investment banking division of the New York-based investment bank The Seabury Group, LLC. From February 2000 to November 2000, Mr. Stone was the Chief Financial Officer of Polyverse, Inc., an internet startup venture that ceased operations in December 2000. From September 1996 to February 2000, Mr. Stone was Vice President and Principal at Mercury Capital, a private equity firm based in New York. From June 1997 to February 2000, and December 1998 to February 2000, Mr. Stone served on the Board of Directors of Food Service Holdings, Inc. and Federal Coach, Inc., respectively, each of which were privately held companies owned by Mercury Capital. Mr. Stone is a graduate of The Wharton School at the University of Pennsylvania.

         Mr. Sigaud has been an Executive Vice President of the Company since June 2001. Prior to that, he held the title Vice President of Client Services from October 1998 to June 2001, and was Vice President and Managing Director of the Company's Customer Satisfaction and Loyalty Group from May 1994 to October 1998. From 1989 to 1994, Mr. Sigaud was the owner and President of IDSI, Inc., a consulting firm specializing in Customer Satisfaction Measurement for companies in the industrial sector. From 1986 to 1989, he functioned as Executive Vice President for BMES, Inc., a business-to-business marketing research firm. He was employed from 1982 to 1986 in the Recruiting Department of Renault in France. Prior thereto he was in International Sales and Marketing and worked as Business Development Manager for an engineering firm in East Africa and as Trade Attache in the French Trade Office in Madagascar. Mr. Sigaud holds a B.S. in Math and Physics from Marseilles University and an M.B.A. in Marketing from ESSEC, a leading business school in France.

         Mr. Longenecker has been an Executive Vice President of the Company since October 2003. From March 2000 to October 2003, Mr. Longenecker was a Vice President for Metrus Group, a management-consulting firm specializing in strategy execution, diagnostics, performance measurement, employee and customer surveys and change management. From 1994 to 2000, Mr. Longenecker was with Public Service Electric & Gas Company, ultimately as Director of Sales & Customer Service. Mr. Longenecker has also been a prominent participant in organizing and leading conferences and seminars in sales and marketing for the Conference Board, and is a frequent guest lecturer at The United States Military Academy at West Point. Mr. Longenecker holds both a Bachelor of Business degree and a Master of Business degree from the University of Toledo.

         Mr. Gerard has been the Company's Controller since July 2002 and is a Certified Public Accountant. From December 1999 to 2002, Mr. Gerard was an associate with Abacus Group LLC, an executive recruitment firm specializing in accounting and finance. From 1996 through 1999, Mr. Gerard was a Divisional Controller with Citibank, N.A. Prior to Citibank, Mr. Gerard practiced accounting, including 3 years with KPMG LLP. Mr. Gerard holds a B.S. in Accounting from The State University of New York at Buffalo.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by the Company's chief executive officer and four other executive officers of the Company whose annual salary and bonus during fiscal 2003 exceeded $100,000 (collectively, the "Named Executive Officers").


                                                                                              LONG-TERM
                                                        ANNUAL COMPENSATION                 COMPENSATION
                                                                                               AWARDS
--------------------------------------------------------------------------------------------------------------
                                                                       OTHER ANNUAL          SECURITIES
NAME AND PRINCIPAL POSITION           YEAR    SALARY ($)   BONUS ($)   COMPENSATION ($)    UNDERLYING OPTIONS
--------------------------------------------------------------------------------------------------------------
David Walke (1)                      2003      145,833       --             --                 50,000
Chief Executive Officer and          2002      100,000       --         19,075 (2)               --
Director                             2001       10,256       --             --                700,000

Andrew P. Garvin                     2003      259,594       --             --                   --
President and Director               2002      259,594       --             --                   --
                                     2001      260,733     50,000           --                 50,000

Peter M. Stone (3)                   2003      176,000       --             --                 25,000
Chief Financial Officer,             2002      101,846       --             --                 75,000
Senior
Vice President, Secretary and        2001         --         --             --                   --
Treasurer

Stephan B. Sigaud (4)                2003      220,000     13,620           --                   --
Executive Vice President             2002      182,875     31,552           --                   --
                                     2001      195,885     15,000           --                  1,000

Scott A. Gerard (5)                  2003      100,000       --             --                  5,000
Controller                           2002       35,417       --             --                 20,000
                                     2001         --         --             --                   --


-------------

(1) Hired November 21, 2001.

(2) Includes payment of auto insurance premiums, auto lease and allowance expenses, and annual employer 401(k) match.

(3) Hired May 13, 2002.

(4) Bonus related to 2002, but was paid in 2003.

(5) Hired July 22, 2002.

OPTIONS GRANTED IN 2003


                                                                                       POTENTIAL REALIZABLE VALUE
                                                                                       AT ASSUMED ANNUAL RATES OF
                                                                                      STOCK PRICE APPRECIATION FOR
                                   INDIVIDUAL GRANTS                                         OPTION TERM (2)
                             ---------------------------------------------------------------------------------------
                                             PERCENTAGE
                               NUMBER OF      OF TOTAL
                               SECURITIES      OPTIONS
                               UNDERLYING    GRANTED TO
                              UNEXERCISED     EMPLOYEES     EXERCISE
                                OPTIONS       IN FISCAL     PRICE PER    EXPIRATION
 NAME                           GRANTED         2003        SHARE ($)       DATE              5% ($)        10% ($)
 -------------------------------------------------------------------------------------------------------------------
 David Walke (1)                 50,000          5.6%         $1.25       3/31/2013           39,306         99,609
 Andrew P. Garvin                  --             --            --           --                   --             --
 Peter M. Stone (1)              25,000          2.8%         $1.25       3/31/2013           19,653         49,804
 Stephan B. Sigaud                 --             --            --           --                   --             --
 Scott A. Gerard (1)             5,000           0.6%         $1.25       3/31/2013            3,931          9,961


-------------
(1) Options were granted on March 31, 2003, and are exercisable in five equal annual installments beginning on the date of grant.

(2) The dollar amounts under these columns are the result of calculation at the 5% and 10% rates set by the Commission and therefore are not intended to forecast possible future appreciation, if any, in the market value of our Common Stock.

AGGREGATE OPTION EXERCISES IN 2003 AND 2003 YEAR END OPTION VALUES

         The following table contains certain information regarding options to purchase Common Stock held as of December 31, 2003, by each of the Named Executive Officers. The stock options listed below were granted without tandem stock appreciation rights and without freestanding stock appreciation rights outstanding.


                                                                                           VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES               IN-THE-MONEY
                                                           UNDERLYING UNEXERCISED          OPTIONS AT DECEMBER 31,
                                                             OPTIONS AT 12/31/03                2003 ($) (1)
                                                        ------------------------------------------------------------
                                SHARES
                              ACQUIRED ON     VALUE                          NON-                           NON-
 NAME                           EXERCISE   REALIZED ($)    EXERCISABLE    EXERCISABLE    EXERCISABLE    EXERCISABLE
 -------------------------------------------------------------------------------------------------------------------
 David Walke                      350,000       143,500        136,667        263,333        171,800        338,200
 Andrew P. Garvin                      --            --         70,000             --         72,810             --
 Peter M. Stone                        --            --         65,000         35,000         40,991         21,042
 Stephan B. Sigaud                 50,000        37,500        101,000         25,000         55,765         18,200
 Scott A. Gerard                       --            --          8,667         16,333          5,747         10,953


(1) Before taxes. The dollar value reported is based on the difference between the exercise price of the option outstanding and the market price of Common Stock at the close of trading on December 31, 2003. The closing market price on that date was $1.79 per share.

                        REPORT ON EXECUTIVE COMPENSATION
                          BY THE COMPENSATION COMMITTEE

INTRODUCTION

         The Company's Executive Compensation Committee ("Committee") consists of four directors: Warren Struhl, Chairman; Martin Franklin; Marc Reisch; and Robert J. Sobel. All members of the Compensation Committee have considerable experience in executive compensation and management development issues. No member of the Committee has ever been an officer or employee of the Company, nor is there a direct or indirect relationship between any of the members of the Committee and any of the Company's executive officers, except for Martin
Franklin, who serves as an executive officer of the Company in his capacity as Chairman of the Board.

         The Company operates in the Consulting and Business Advisory industry and must provide high levels of quality in the servicing of its clients. In order to succeed, the Board believes that it must be able to attract and retain qualified experienced executives. To achieve this goal, the Company has offered competitive executive compensation to attract and retain key executives with relevant experience in the Consulting and Business Advisory industry or in growth companies in related industries. Executive compensation has also been structured to align management's interests with the success of the Company by making a portion of compensation dependant on long-term success of the Company.

         As of October 14, 2003, the Company entered into an employment agreement with Richard Longenecker and as of December 31, 2003, the Company entered into a separation agreement with Andrew P. Garvin. For additional information concerning Mr. Longenecker's employment agreement and Mr. Garvin's separation agreement, see "Employment and Related Agreements" below.

         During 2003, the Board of Directors of the Company maintained the 1996 Stock Option Plan (Amended and Restated as of November 21, 2001), as amended (the "1996 Plan"), and implemented the 2003 Stock Incentive Plan (the "2003 Plan"). See the section below titled "-- Executive Compensation - Compensation Plans" for more information about our equity plans.

         The Committee annually determines compensation of the Company's senior management and its executive officers, oversees the administration of executive programs, and has approved a compensation philosophy for the Company, which is described below.

EXECUTIVE COMPENSATION PHILOSOPHY

         The Compensation Committee maintains a philosophy that compensation of executive officers should be directly linked to operating achievements and, to a lesser extent, stock performance. Base salaries for executive officers are determined by the Compensation Committee by evaluating the responsibilities of the position, the experience of the individual, internal comparability considerations, as appropriate, the competition in the marketplace for management talent, and the compensation practices among public companies of the size of, or in businesses similar to, the Company. Salary adjustments are determined and normally made at twelve-month intervals. The compensation of Andrew P. Garvin, the Company's Founder, was determined pursuant to a separation agreement as of December 31, 2003, but was pursuant to an employment agreement prior to that date. Compensation of Peter M. Stone, the Company's Chief Financial Officer, was determined pursuant to an employment agreement with the Company (see the section labeled "Employment and Related Agreements" below).

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         As our Chief Executive Officer, David Walke was compensated pursuant to an employment agreement entered into as of November 21, 2001. For fiscal 2003, Mr. Walke received a base salary of $145,833. In addition, Mr. Walke is entitled, at the discretion of the Compensation Committee, to incentive compensation which may, among other things, be based upon our performance and Mr. Walke's performance, all as determined in the sole and absolute discretion of the Committee. Based on the overall performance of the Company during fiscal 2002, the Committee determined, with the concurrence of the Board of Directors, that Mr. Walke was entitled to, and granted him effective March 31, 2003, stock options in respect of 50,000 shares of our Common Stock, which shall vest in five equal annual installments beginning on the date of grant. For more information regarding Mr. Walke's compensation, see the section labeled "Employment and Related Agreements" below.

EQUITY-BASED EMPLOYEE INCENTIVE COMPENSATION

         The 1996 Plan and the 2003 Plan (the "Plans") are designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Shareholder value. Pursuant to the Plans, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options, and nonqualified stock options. The specific types and size of awards to be granted (other than options granted to non-employee directors) and the terms and conditions of such awards are determined by the Committee subject to the provisions of the Plans.

         The Committee has set guidelines which determine the number of shares to be granted and the frequency of stock option awards. These guidelines, which are applicable to all participants, including the Chief Executive Officer, provide that awards will generally be based upon the employee's position within the Company and a subjective review of the employee's performance. Any such decision would be subjective in nature and not based upon any objective factors. The stock option awards to each individual are not conditioned on the number of previously granted options. All awards to executive officers are within the discretion of the Committee. Under the Plans, the Board has the discretion to fix the price, amount of options, vesting schedule and other terms for the stock options granted thereunder. The Committee believes that the total compensation package has been designed to motivate executive officers and focus on increasing the market value of our Common Stock. The foregoing tables reflect the compensation structure being pursued by the Committee.

Respectfully submitted,

Compensation Committee

Warren Struhl, Chairman
Martin Franklin
Marc Reisch
Robert Sobel

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee during 2003 was an officer, employee or former officer of the Company of any of its subsidiaries or had any relationship requiring disclosure herein pursuant to SEC regulations, other than Martin Franklin, who serves as an executive officer of the Company in his capacity as Chairman of the Board. The Company's Board approved the acceleration in July 2003 of the vesting of approximately 105,000 options granted to Mr. Franklin which he then exercised and paid cash to the Company. This action was taken to generate additional funds at the time of the Company's acquisition in 2003 of Teltech, the business unit of Sopheon Corporation. No executive officer of the Company served as a member of a compensation committee or a director of another entity under circumstances requiring disclosure under SEC regulations.

                                PERFORMANCE CHART

         The following graph compares the yearly percentage change in the cumulative total shareholder return on the Common Stock for a period of five years ended December 31, 2003, with the cumulative total return of the NASDAQ Stock Market Index (U.S. companies), a broad market index, prepared for NASDAQ by the Center for Research in Securities Prices ("CRSP") at the University of Chicago, and the Peer Group Index, an index prepared by CRSP made up of the selected NASDAQ traded companies. The comparison for each of the periods assumes that $100 was invested on December 31, 1998, in each of the common stock, the stocks included in the NASDAQ Stock Market Index (U.S. Companies) and the stocks included in the Peer Group Index. These indices, which reflect the assumption of reinvestment of dividends, do not necessarily reflect returns that could be achieved by individual investors.

                                [GRAPHIC OMITTED]


                         December 31,    December 31,    December 31,   December 31,    December 31,    December 31,
                                 1998            1999            2000           2001            2002            2003
                        -------------- --------------- --------------- -------------- --------------- ---------------
FIND/SVP                        100.0           270.8            91.7          112.0           177.3           238.7
NASDAQ Stock Market             100.0           185.4           111.8           88.7            61.3            91.7
(US. Companies)

NASDAQ Stocks (SIC              100.0           279.1            51.0           50.2            43.5            78.9
7380-7389 US
Companies)


COMPENSATION PLANS

         We maintain the following plans for the benefit of our employees, including executive officers:

                  o  2003 Stock Incentive Plan;
                  o 1996 Stock Option Plan (Amended and Restated as of November 21, 2001), as amended;
                  o  401(k) plan; and
                  o  Health and other insurance plans.

         The 2003 Stock Incentive Plan and 1996 Stock Option Plan (Amended and Restated on November 21, 2001), as amended (the "Plans") are designed to give the Board discretion and flexibility in designing incentive compensation packages to motivate executive officers and key employees and to maximize Shareholder value. Pursuant to the Plans, the Board may issue to non-employee directors, executive officers and key employees of the Company incentive stock options, and nonqualified stock options. The specific types and sizes of awards to be granted (other than options granted to non-employee directors), and the terms and conditions of such awards, are determined by the Board subject to the provisions of the Plans.

                        EMPLOYMENT AND RELATED AGREEMENTS

         On December 31, 2003 the Company entered into a separation agreement with Andrew P. Garvin, who retired as the Company's President on such date. The separation agreement supercedes and terminates all other employment agreements between the Company and Mr. Garvin. The separation agreement provides for the payment of Mr. Garvin's salary and certain other benefits through September 30, 2004. In addition, Mr. Garvin will provide consulting services to the Company through December 31, 2004.

         The Company has a deferred compensation arrangement with Andrew Garvin, the founder and former President of the Company. In November 2003, Mr. Garvin announced his early retirement as of December 31, 2003. The Company has revised the calculation of Mr. Garvin's accrued deferred compensation to reflect his announced date of retirement. Accordingly, the Company reduced the liability for accrued deferred compensation by $146,000 in the quarter ended September 30, 2003. After this adjustment, the present value of the obligation is approximately $243,000 at December 31, 2003, which will be paid over the contractual term of 10 years.

         On November 21, 2001, the Company entered into an employment agreement with David Walke, commencing on such date and continuing until November 20, 2004. Mr. Walke's employment agreement provides for a base salary of $100,000 per annum, subject to increases as may be determined from time to time by the Board of Directors. Pursuant to Mr. Walke's employment agreement, Mr. Walke was granted a ten-year non-incentive stock option to purchase 700,000 shares of the Company's Common Stock at a price of $0.41 per share. The options vest ratably at the end of each of the first three years of the term of his employment agreement, but such vesting shall accelerate in the event he leaves the employ of the Company for Good Reason or on account of a Change in Control, or in the event his employment is terminated by the Company without cause, or upon his death or incapacity. Mr. Walke's employment agreement provides further that if Mr. Walke leaves the employ of the Company for Good Reason, or on account of a Change in Control, then, in each such case, Mr. Walke shall be entitled to receive the base salary described above (and certain benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than two years left in the term, the compensation and benefits shall continue for a period of two years from the date of termination. In the event that Mr. Walke's employment by the Company is terminated for reason other than Cause or Mr. Walke voluntarily leaving the employ of the Company, Mr. Walke shall be entitled to receive the base salary described above (and certain benefits) for the balance of the term; provided, however, that if such termination occurs at a time when there is less than one year left on the term, the compensation (and benefits) shall continue for a period of one year from the date of termination. In the event that the Company terminates Mr. Walke's employment for "cause", and a court of law or other tribunal ultimately determines that such termination was without cause, Mr. Walke shall be entitled to receive double the amount of compensation provided for above from the date of termination until the end of the term of the employment agreement.

         On November 21, 2001, the Company entered into an employment agreement with Martin E. Franklin, commencing on January 1, 2002, and continuing until November 20, 2004. Mr. Franklin's employment agreement provides for an unaccountable expense allowance of $20,000 per annum. Pursuant to the employment agreement, Mr. Franklin was granted a ten-year non-incentive stock option to purchase 630,000 shares of the Company's Common Stock at a price of $0.41 per share. The options vest ratably on each of November 20, 2002, 2003 and 2004, and such vesting shall accelerate and vest immediately in the event of a Change in Control or upon termination of his employment without cause or upon his death or disability. Mr. Franklin voluntarily and irrevocably waived his right to the $20,000 expense allowance for the Company's fiscal year ended December 31, 2002.

         On May 13, 2002, the Company entered into an employment agreement with Peter M. Stone, commencing on such date and continuing until May 13, 2005. Mr. Stone's employment agreement provides for a base salary of $160,000 per annum, subject to an increase of 10% as of January 1, 2003, and such other increases as may be determined from time to time by the Chief Executive Officer of the Company. Pursuant to the employment agreement, Mr. Stone was granted a ten-year non-incentive stock option to purchase 75,000 shares of the Company's Common Stock at the fair market value on the date of grant. Options to purchase 15,000 shares under this grant vested immediately with the balance vesting ratably at the end of each of the first three years of Employee's employment; provided, that if Mr. Stone is terminated without cause by the Company, that portion of the option that would vest within three months of the date of such termination shall vest as of the date of such termination. Mr. Stone has agreed to a non-competition covenant for a period of one year after the term of the employment agreement. Mr. Stone's employment agreement provides further that if Mr. Stone leaves the employ of the Company for Good Reason or a Change of Control, then, in each such case, Mr. Stone shall be entitled to receive the base salary described above (and certain benefits) for six (6) months from the date of termination.

         On October 14, 2003, the Company entered into an employment agreement with Richard Longenecker, commencing on October 20, 2003 and continuing until October 20, 2006. Mr. Longenecker's employment agreement provides for a base salary of $200,000 per annum, plus incentive compensation up to 40% of base. Pursuant to the employment agreement, Mr. Longenecker was granted a ten-year non-incentive stock option to purchase 80,000 shares of the Company's Common Stock at the fair market value on the date of grant. Options to purchase 20,000 shares under this grant vested immediately with the balance vesting ratably at the end of each of the first three years of Employee's employment; provided, that if Mr. Longenecker is terminated without cause by the Company, that portion of the option that would vest within three months of the date of such termination shall vest as of the date of such termination. Mr. Longenecker has agreed to a non-competition covenant for a period of one year after the term of the employment agreement. Mr. Longenecker's employment agreement provides further that if Mr. Longenecker leaves the employ of the Company for Good Reason or a Change of Control, then, in each such case, Mr. Longenecker shall be entitled to receive the base salary described above (and certain benefits) for six (6) months from the date of termination.

         A severance arrangement for Stephan Sigaud was authorized by the Board of Directors on January 25, 1999. In the event of certain changes of control, the severance agreement would be triggered. The agreement provides for: (a) a severance benefit for one (1) year in the event the employee's services are terminated without cause, and (b) a severance benefit of one (1) year in the event the separation from service is due to (i) a change in control, and (ii) the employee suffers, within one (1) year thereafter, either (A) a discontinuation of duties, or (B) an office change of at least 50 miles, or (C) a reduction in compensation, or (D) a termination of employment other than for cause. On April 1, 2004, Mr. Sigaud and the Company mutually and amicably agreed that Mr. Sigaud would end his employment with the Company. A specific date for Mr. Sigaud's formal departure has not been set but Mr. Sigaud has agreed to stay with the Company until at least June 1, 2004, and possibly longer, as the Company conducts a search for his replacement.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Laura Magnuson, the sister of the Company's Chief Executive Officer, David Walke, is employed by the Company on an at-will basis as Director, Marketing & Sales Promotion, and is entitled to receive a base salary of $105,000 annually.

         The Company's Board approved the acceleration in July 2003 of the vesting of approximately 117,000 and 105,000 options granted to Messrs. David Walke and Martin Franklin, respectively, which they then exercised and paid cash to the Company. This action was taken to generate additional funds at the time of the Company's acquisition in 2003 of Teltech, the business unit of Sopheon Corporation.

                                   PROPOSAL 2

                 RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP has audited the financial statements of the Company for the year ended December 31, 2003. The Board of Directors desires to continue the services of Deloitte & Touche LLP for the current year ending December 31, 2004. Accordingly, the Board of Directors will recommend at the Meeting that the Shareholders ratify the appointment by the

Board of Directors of the firm of Deloitte & Touche LLP to audit the financial statements of the Company for the current year. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. In the event the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.

         Aggregate fees billed by Deloitte & Touche LLP for professional services rendered to the Company for the years ended December 31, 2003 and 2002 are as follows:

         AUDIT FEES: Fees for audit services for the years ended December 31, 2003 and 2002 totaled approximately $200,000 and $122,000, respectively, including fees associated with the audit of the Company's annual financial statements and the review of the financial statements included in the Company's quarterly reports on Form 10-Q.

         AUDIT-RELATED FEES: Fees for audit related services for the years ended December 31, 2003 and 2002 totaled approximately $18,000 and $16,000, respectively, and pertained to the audit of the Company's 401(k) and Profit Sharing Plan.

         TAX FEES: Fees for tax services for the years ended December 31, 2003 and 2002 totaled approximately $28,000 for both years, and were for services related to tax compliance, including the preparation of tax returns, tax planning and advice.

         ALL OTHER FEES: Fees for all services rendered to the Company not described above under Audit Fees, Audit-Related Fees, and Tax Fees for the years ended December 31, 2003 and 2002 totaled approximately $243,000 and $62,000, respectively. The aggregate fees for All Other Fees in fiscal 2003 included approximately $171,000 in fees related to post-acquisition audit and review services pertaining to the Company's acquisition of Guideline Research Corp., ("Guideline") which was completed on April 1, 2003 and approximately $72,000 in fees related to post-acquisition audit and review services pertaining to the Company's acquisition of Teltech, which was completed on July 1, 2003. The aggregate fees for All Other Fees in fiscal 2002 were in respect of related to audit and review services for Guideline for periods prior to the Company's acquisition of Guideline, as well as certain tax services related thereto.

             AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

         Consistent with Securities and Exchange Commission policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent auditor. These services may include audit services, audit-related services, tax services and other services. Prior to engagement of the independent auditor, the Audit Committee shall pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those excluded from requiring pre-approval based upon the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act.

         In applying these policies described above, the following procedures are followed:

(a) prior to each fiscal year, the Audit Committee pre-approves a schedule of estimated fees for proposed non-prohibited audit and non-audit services; (b) actual amounts paid are monitored by Company's management and reported to the Audit Committee; and (c) between Audit Committee meetings, the Audit Committee has authorized Marc L. Reisch to pre-approve (subject to certain limitations) additional non-prohibited services. Pre-approvals granted between Audit Committee meetings are reported to the Audit Committee at its next regular meeting.

         All work performed by Deloitte & Touche LLP as described above under the captions Audit Fees, Audit Related Fees, Tax Fees and All Other Fees has been approved or pre-approved by the Audit Committee in accordance with its pre-approval policies and procedures. The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditor's independence.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the proxy.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and any persons who own more than 10% of the Company's capital stock to file with the Commission (and, if such security is listed on a national securities exchange, with such exchange), various reports as to ownership of such capital stock. Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon reports and representations submitted by the directors, executive officers and holders of more than 10% of our capital stock, all Forms 3, 4 and 5 showing ownership of and changes of ownership in our capital stock during the 2003 year were timely filed with the Commission, with the exception of the following filings being late: Peter M. Stone reporting in February 2004 on Form 5 the grant to Mr. Stone in March 2003 of 25,000 stock options under the Company's stock option plans; Scott A. Gerard reporting in February 2004 on Form 3 his being named an executive officer of the Company and the cumulative grant to Mr. Gerard of 25,000 stock options under the Company's stock option plans; David Walke reporting in July 2003 on Form 4 his exercise earlier in July 2003 of 350,000 stock options under the Company's stock option plans; and Martin Franklin reporting in July 2003 on Form 4 his exercise earlier in July 2003 of 315,000 stock options under the Company's stock option plans.

                                  ANNUAL REPORT

         A copy of the Company's 2003 Annual Report to Shareholders is being mailed to Shareholders along with this Proxy Statement. Any Shareholder who has not received a copy of the 2003 Annual Report to Shareholders and wishes to do so should contact the Company's Secretary by mail at the address set forth on the Notice of Annual Meeting or by telephone at (212) 645-4500.

                                    FORM 10-K

         The Company will provide, without charge, to each Shareholder as of the Record Date, on the written request of the Shareholder, a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, including the financial statements and schedule, as filed with the Commission. Shareholders should direct the written request to the Company's Secretary, at FIND/SVP, Inc., 625 Avenue of the Americas, New York, NY 10011.

                         REQUIREMENTS FOR SUBMISSION OF
                            SHAREHOLDER PROPOSALS AND
                         OTHER BUSINESS OF SHAREHOLDERS

         Under the rules of the Securities and Exchange Commission, if a Shareholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2005 Annual Meeting, the proposal must be received by us at our principal executive offices at 625 Avenue of the Americas, New York, NY 10011 by December 30, 2004 (or, if the 2005 Annual Meeting is called for a date not within 30 calendar days before or after June 18, 2005, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of the Secretary of the Company and must include the information and representations that are set out in Exchange Act Rule 14a-8.

         Although the Company knows of no items of business which will be presented at the 2005 Annual Meeting other than those described herein, proxies in the accompanying form will confer discretionary authority to the proxy agents with respect to any other matters which may come before the meeting to the extent permitted by the applicable rules of the Securities and Exchange Commission. In this regard, the Company intends to avail itself, until further notice, of the provisions of Rule 14a-4(c)(1) which grants the proxy agents discretionary authority to vote on any shareholder proposals presented at the meeting of which the Company has not received notice at least 45 days before the anniversary of the date on which the Company first mailed its proxy materials for last year's Annual Meeting. The Company received no notice of any shareholder proposal by such anniversary date (i.e. March 30, 2004).


                                      FOR THE BOARD OF DIRECTORS


                                      /s/ Peter M. Stone
                                      -------------------------------------
                                      Peter M. Stone
                                      Chief Financial Officer and Secretary

       FIND/SVP, INC. 625 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10011

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  The undersigned, acknowledging receipt of the proxy statement dated May 17, 2004 of FIND/SVP, Inc., hereby constitutes and appoints David Walke and Peter M. Stone, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of FIND/SVP, Inc., standing in the name of the undersigned on the books of said corporation on May 14, 2004 at the Annual Meeting of Shareholders of FIND/SVP, Inc., to be held at the offices of FIND/SVP, Inc., 625 Avenue of the Americas, New York City, New York 10011, on June 18, 2004 at 9:15 a.m., New York City time, and any and all adjournments thereof.

                  When properly executed, this proxy will be voted as designated by the undersigned. If no choice is specified, the proxy will be voted FOR the following proposals, which are set forth in the Proxy Statement.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

     The undersigned hereby directs this Proxy to be voted:

|X|  Please mark votes as in this example.

1.   Election of Directors


|_|  FOR all Nominees listed below     |_|  WITHHOLD AUTHORITY, for all Nominees

     Martin E. Franklin,               |_|  FOR ALL Nominees except for the
     David Walke, Andrew P. Garvin,         individual(s) listed
     Marc L. Reisch, Warren Struhl,         below (Instruction: To withhold
     Denise Shapiro                         authority to vote for any
                                            individual nominee, please write
                                            in name on line below)

--------------------------------------------------------------------------------

2. Ratification of the appointment of Deloitte & Touche LLP as FIND/SVP Inc.'s independent auditors for the year ending December 31, 2004


|_|  FOR                        |_|  AGAINST                  |_|  ABSTAIN



           IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

3. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.

                                       Date:__________________________, 2004

                                       -----------------------------------------
                                       Signature of Stockholder

                                       -----------------------------------------
                                       (Signature if held jointly)

                                       NOTE:  PLEASE  SIGN  EXACTLY  AS
                                       YOUR NAME APPEARS  HEREON.  WHEN
                                       SHARES   ARE   HELD   BY   JOINT
                                       TENANTS,  BOTH SHOULD SIGN. WHEN
                                       SIGNING       AS       ATTORNEY,
                                       ADMINISTRATOR,     TRUSTEE    OR
                                       GUARDIAN, PLEASE GIVE FULL TITLE
                                       AS  SUCH.   IF  A   CORPORATION,
                                       PLEASE  SIGN IN  FULL  CORPORATE
                                       NAME  BY   PRESIDENT   OR  OTHER
                                       AUTHORIZED    OFFICER.    IF   A
                                       PARTNERSHIP,   PLEASE   SIGN  IN
                                       PARTNERSHIP  NAME BY  AUTHORIZED
                                       PERSON..

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                            IN THE ENCLOSED ENVELOPE